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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K
                                   --------


                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




Date of Report (Date of
earliest event reported)........................................January 13, 1994

                      ASSOCIATED NATURAL GAS CORPORATION
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            (Exact name of registrant as specified in its charter)


                                   Delaware
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                (State or other jurisdiction of incorporation)



        1-10381                                              84-1006841
- -------------------------                             --------------------------
(Commission File Number)                                 (I.R.S. Employer
                                                        Identification Number)



370 17th Street, Suite 900
Denver, Colorado                                                 80202
- -----------------------------                         -------------------------
(Address of Principal                                             (Zip Code)
 Executive Offices)



                         Registrant's telephone number
                      including area code:(303) 595-3331
                                          --------------

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ITEM 5.   Other Events
          ------------

     On January 13, 1994 Associated Natural Gas Corporation ("ANGC") closed on an amendment, effective December 31, 1993, to its Revolving Credit Agreement dated June 1, 1992 with certain commercial lending institutions and Continental Bank N.A., as agent. The amendment expanded the committed amount of the Revolving Credit Agreement from $100 million to $150 million subject to certain limitations based upon the total debt of the Company. The Revolving Credit Agreement will become a three-year term loan with quarterly principal payments equal to one twelfth of the balance outstanding on May 1, 1996. All other terms and conditions of the Revolving Credit Agreement remain unchanged.









                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ASSOCIATED NATURAL GAS CORPORATION
                                                  (Registrant)


Date:  January 13, 1994             By: /s/ J. Roger Grace
                                       -----------------------------------------
                                        J. Roger Grace, Vice President/Treasurer
                                            (Principal Accounting Officer)


                                       2
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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                       --------------------------------


                                   EXHIBITS


                                      to

                              REPORT TO FORM 8-K
                            AS OF JANUARY 13, 1994

                       UNDER THE SECURITIES ACT OF 1934

                     ------------------------------------


                      ASSOCIATED NATURAL GAS CORPORATION
                            A DELAWARE CORPORATION


COMMISSION NUMBER                         I.R.S. EMPLOYER I.D. NUMBER 84-1006841
   1-10381
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                               INDEX TO EXHIBITS

                                                                            Page


10.15 Second Amendment to Revolving Credit Agreement dated January 13, 1994 among ANGC and certain commercial lending institutions, and
          Continental Bank N.A., as Agent..................................